Exhibit 99.1

Next Wave of Medicines BioXcel Therapeutics, 780 East Main Street, Branford, CT 06405 www.bioxceltherapeutics.com

Safe Harbor Statement This document may contain forward-looking statements. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and our actual results may differ materially from those anticipated in these forward-looking statements. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, the uncertainties associated with our limited operating history, product development, the regulatory approval process of the FDA, the market for our product candidates, the success of BXCL501 and BXCL701, the risks associated with dependence upon key personnel and the need for additional financing. Except as required by law, we do not assume any obligation to update forward-looking statements as circumstances change. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov and https://ir.bioxceltherapeutics.com/all-sec-filings.

BioXcel Therapeutics Investment Highlights First-in-Class IO Platform with Broad Applicability Targeting Rare Cancers Approach Improves Development Efficiency and Probability of Success BXCL501 Data Readouts; Initiation of BXCL701 Clinical Studies; Selection of New Candidate(s) Proven Track Record of Drug Development EFFICIENT DEVELOPMENT PATH First-in-Class Sublingual Thin Film for Acute Treatment of Agitation AI-Based Drug Development BXCL501 World Class Leadership Multiple Near-term Catalysts BXCL701 3 BTAI IPO 3/8/2018 Nasdaq Listed Leveraging the power of artificial intelligence to create the next wave of medicines in neuroscience and immuno-oncology

World-Class Leadership Team Supported By Strong Board of Directors and Advisory Board

Combined experience of 150+ years in drug development with 15 approved drugs

Management Team



Vimal Mehta
CEO & Member of Board

- 25+ years experience of corporate strategy and financing
- Results-driven serial healthcare entrepreneur, investor and advisor



Frank Yocca
Chief Scientific Officer

- 30+ years of pharma and biotech experience
- VP and Head, AZ; Neuroscience
- Executive Director, BMS



Vincent J. O'Neill
Chief Medical Officer

- 15+ years of therapeutic experience
- CMO, Mirna Therapeutics
- VP, Sanofi-Aventis
- Group Director, Genentech
- Clinical Director, GSK



Richard I. Steinhart
Chief Financial Officer

- 25+ years of corporate finance experience
- CFO, Remedy Pharmaceuticals
- SVP & CFO, MELA Sciences

Inpharmatica CuraGen AstraZeneca BMS Mirna Sanofi-Aventis Remedy Pharmaceuticals MELA Sciences

Board of Directors



Peter Mueller
Chairman of Board

- 30+years pharma & biotech experience
- EVP, Global R&D/CSO Vertex
- SVP, R&D Boehringer Ingelheim
- President, R&D/CSO Axcella Health



Steve Laumas
Member of Board

- 20+ years of experience in healthcare investments
- CEO, Bearing Circle Capital
- Managing Director, North Sound Capital



Krishnan Nandabalan
Member of Board

- Innovator of AI Platform
- Drug discovery & development and global business development & licensing (Viibryd)

Strategic Advisors



Steven Paul
President & CEO, Voyager Therapeutics

- 35+ years of Neuroscience expertise
- Venture Partner, Third Rock Ventures
- CEO, Voyager Therapeutics
- Co-Founder, SAGE Therapeutics
- President, Lilly Research Laboratories



Sheila Gujrathi
Member of Board, Five Prime Therapeutics

- 15+ years clinical development experience
- CMO, Receptos
- VP, Immunology, Bristol-Myers Squibb
- Franchise Leader, Genentech

Vertex Boehringer Ingelheim Axcella Goldman Sachs Genaissance CuraGen Eli Lilly SAGE Therapeutics Alnylam Receptos BMS Genentech

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BioXcel Therapeutics’ Approach: Drug Re-Innovation Identification of new therapeutic index utilizing AI-powered R&D engine Developing the Next Wave of Medicines to Address Major Unmet Medical Needs BXCL501 BXCL702 BXCL701 Clinical PK/PD Target Engagement CMC Clinical Proof of Mechanism Regulatory Path Clinical Safety BXCL502 5 Large Market Opportunity Faster Path to Market Lower Cost of Development Higher Probability of Success

BioXcel Therapeutics Pipeline: Rapid Human PoC and Development Path

First-in-class neuroscience and immuno-oncology pipeline with multiple near-term milestones

Program	Product Candidate	Phase 1/2	Phase 3	Anticipated Milestones	Worldwide Rights
Acute Agitation	**BXCL501** (Selective α_{2a} Adrenergic Receptor Agonist)	Geriatric Dementia IV Dexmedetomidine Schizophrenia/Bipolar IV Dexmedetomidine	BA/BE* Film	• Initiate Phase 1b trials (1H 2018) • Trial data readouts (2H 2018) • Launch registration trials (1H 2019)	bioxcel therapeutics
Immuno-oncology	**BXCL701** (DPP 8/9 & FAP Inhibitor)	Neuroendocrine Prostate Cancer (tNEPC) Pancreatic Cancer		• Initiate Phase 2 trials (2H 2018) • Preliminary readouts (1H 2019) • Final PoC readout (2H 2019)	bioxcel therapeutics
Emerging Programs	BXCL502 BXCL702	Neurodegeneration Hematological Malignancies		• Selection of clinical program	bioxcel therapeutics
Future Programs		Additional Discovery through an exclusive Relationship with BioXcel (Parent)			

*Bridging bioavailability/bioequivalence (BA/BE) study for optimizing BXCL501 sublingual thin film dose for phase 3 registration trials

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Proprietary & Confidential

Clinical Programs BXCL501

Rapid Clinical Development and Regulatory Approval Path (505(b)(2)) Agitation resulting from Alzheimer’s and Schizophrenia / Bipolar disease PoC in Agitated Delirium NDA 2020 Established Clinical, Regulatory, Reimbursement Path BXCL501: Sublingual Thin Film Dexmedetomidine (Dex) for Acute Treatment of Agitation PRN treatment for mild to moderate agitation Agitation: a growing global healthcare issue ($40B+) Existing treatments are suboptimal; invasive with severe side effects BXCL501: innovative approach for acute treatment of agitation Directly targets a causal agitation mechanism Rapid onset of action; easy to administer sublingual film Established regulatory path (Adasuve) 8

Sold as sedative/anesthetic (approved in US as Precedex® 1999) Most selective alpha2a adrenergic agonist Well characterized safety and pharmacokinetic profile Produces an “arousable sedation” useful for treating agitation Anti-agitation effect demonstrated with IV dose of 0.5µg/kg BXCL501: A Sublingual Thin Film Dexmedetomidine (Dex) Precedex® prescribed to millions of patients; extensively studied (over 130 clinical trials) Effective Dose Sedative Dose Tolerable Dose 0.5µg/kg 1.6µg/kg >5µg/kg Large Therapeutic Index 9

BXCL501 MoA Proven to Treat Agitated Delirium in Elderly Acute Agitation Clinical Study Shows Easily Measured Endpoints Hyperactive delirium patients refractory to haloperidol are difficult to treat All haloperidol-refractory agitated patients (n=46) were calmed by Dex treatment Carrasco et.al., Critical Care Medicine: July 2016, Vol 44, Issue 7, pp. 1295-1309 0 -1 -2 1 2 3 4 5 0 15 30 45 60 120 240 360 480 600 Richmond Agitation Sedation Scale, Points p = .01 Minutes Start IV Haloperidol IV Haloperidol + IV Dex IV Dex only Mean dose 0.47+/- 0.12 µg/kg/hr 10

BXCL501 Integrated Clinical Development Plan

Acute agitation studies: short with easily measurable clinical endpoints


IV Dex
PK/PD Safety
IV Dex Efficacy
(Open Label)
Normal Elderly
Mild Probable AD
(Multiple Cohort)
Agitated Mild AD
(N=10)
Schizophrenics on Atypical Antipsychotics (Multiple Cohort)
Agitated Schizophrenics
(N=10)
2018
Sublingual
Thin Film
(BXCL501)
Bridging Bioequivalence Study
2019
Sublingual
Thin Film
(BXCL501)
Registration Trials
Agitated AD Patients
(2 Studies)
Agitated Schizophrenics and Bipolar Patients
(1 Study/Indication)
2020

*Clinical Development plan subject to agreement with FDA

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Proprietary & Confidential

Healthcare Costs Associated with Agitation are a Significant Economic Burden Cost of acute agitation treatment across neuroscience disorders estimated >$40 billion Patients (mm) U.S. Addressable Market for Agitation Treatment Delirium Alcohol Withdrawal DTs PTSD/Hyperarousal Pre-MRI Anxiety Indication Expansion BXCL501: Rapid Development Path with Large Market Potential 12 – 24 episodes per patient Reimbursement; $145 per episode at launch * * Alzheimer’s and Schizophrenic / Bipolar patients 12 5.5 1.2 Experienced Agitation BXCL501 Relevant Patient Pool

Clinical Programs BXCL701

BXCL701: Potential First-in-Class Oral IO Therapy Targeting tNEPC and Pancreatic Cancer Disruptive immuno-oncology platform with potential to create transformative franchise Rare Tumors with Large Market Opportunity and Limited Competition Human PoC in Melanoma with BXCL701 established BXCL701 MoA, DPP8/9 Inhibition Validation of AI Approach(1) FDA Orphan Drug Designation Partnership IO therapy that converts “cold” (immune resistant) tumors to “hot” (immune permissive) tumors Differentiated mechanism of action inhibits DPP 8/9 & FAP, induces Immune activation and blocks Immuno-evasion Clinical proof of mechanism and tolerable safety profile from 700 patients Potential for accelerated approval and breakthrough therapy designations Offers synergistic benefit in combination with checkpoint inhibitors and other IO therapies (1) http://www.nature.com/nchembio/journal/v13/n1/abs/nchembio.2229.html?foxtrotcallback=true 14

BXCL701: Existing Clinical Evidence Enables Rapid Development Path Data from >700 patients demonstrate well characterized human PK/Target Inhibition/PD, melanoma, and anti-tumor activity ----Daily BXCL701 Dose---- Stimulation Of Immune Cells  Target Inhibition Induction of Pro-inflammatory Cytokine BXCL701 Human Proof of Concept Single Agent Efficacy ~10% CR/PR with long duration, similar to Yervoy anti-CTL4 Dose More than $75 million investment (Point Therapeutics) 15 0 . 0 1 0 . 1 1 1 0 1 0 0 0 4 8 1 2 1 6 2 0 2 4 C o n c e n t r a t i o n ( n g / m L ) T i m e ( h ) 1 0 µ g 2 5 µ g 7 5 µ g 1 5 0 µ g 3 0 0 µ g 6 0 0 µ g 1 2 0 0 µ g 1 8 0 0 µ g 2 4 0 0 µ g A c t i v e c o n c e n t r a t i o n P l a s m a c o n c e n t r a t i o n f r o m s i n g l e o r a l d o s e h u m a n v o l u n t e e r s t u d y % T a r g e t I n h i b i t i o n i n b l o o d s i n g l e o r a l d o s e H V s t u d y

Differentiated MoA Induces Immune Activation and Blocks Immuno-evasion

MoA inhibits DPP 8/9 & FAP and converts tumors from "cold" to "hot"



Immune Activation
Blocking of Immune Evasion
Inflammatory cytokine production IL-1β
Blocking of FAP Differentiation of monocytes
Dendritic Cell
CD8⁺ T Cell
NK Cell
Neutrophil
BXCL701
Tumor Microenvironment
Myeloid Derived Suppressor Cell
FAP+ Fibroblast
Immature Dendritic Cell
ANTI-TUMOR ACTIVITY
CCL19/CCL21 | G-CSF | IFN-g | Lymphotactin | CXCL-1 | IL-6
CXCL12-CXCR4 | IDO | IL-10

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Proprietary & Confidential

Triple Combination Achieved Complete Regression and Immunity in Pancreatic Tumors Combo with anti-PD1 and NKTR-214 fully stimulates immune system, ”curing” mice, making them resistant to new tumors Mean Tumor Volume (mm3) Days After Tumor Re-challenge BXCL701 Dosing Vehicle BXCL701 Triple Combination Dosing Stopped 17 0 200 400 600 800 1000 1200 1400 1600 1800 2000 2200 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 100 105 110 Days after Tumor Inoculation Vehicle BXCL701, 20 micro gram qd Anti-PD1, 10 mg/kg, biw BXCL701+NKTR-214 BXCL701+Anti-PD1 NKTR-214+ Anti-PD1 BXCL701+NKTR-214+Anti-PD1 and re-challenged with Pan02 Pan02 (naïve)

BXCL701+NKTR-214 > +/- anti-PD-1 Show FAP Reduction, with CD8+ Infiltrates FAP reduction blocks immuno-evasion, neutrophil infiltration shows immuno-activation supported by existing clinical data BXCL701+NKTR-214 +/- Anti-PD1 Shows decrease in FAP 18 BXCL701+NKTR-214 +/- Anti-PD1 Shows increase in CD8+ lymphocyte Infiltrates

BXCL701: tNEPC and Pancreatic Cancer have Highest Level of DPP8/9 and FAP Expression Clinical activity in melanoma supported by genetic and functional data Deletion Amplification Initial Development Focus on tNEPC and Pancreatic Cancer 19

tNEPC Clinical Development Plan: Single Agent and Combination with Anti-PD1

Biomarker driven development, breakthrough and fast track designation potential

KEYTRUDA® (pembrolizumab)

Single Agent

Phase 2
Stage 1
(N=15)

→

Phase 2
Stage 2
(N=15)

Combination with Keytruda

Safety Run-in
Safety/PD/immune-phenotyping
(N=6)

→

Phase 2b Expansion
(N=30)

→

Global* Pivotal Study

*Expect to commence global development planning (focus on EU and Japan) during Phase 2

Simon 2-stage: 15+15
Primary Endpoint: ORR
Single agent: > 20%
Combination: increase from ~15% (Keytruda single agent) to > 30%
Secondary Endpoint: DoR, PFS, OS
Exploratory Endpoint: Effect on immune cells (MDSC, T-cells, neutrophils)

Emmanuel Antonarakis
Principal Investigator
for Keynote 199
Prostate Cancer

JOHNS HOPKINS MEDICINE

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Proprietary & Confidential

Pancreatic Cancer Clinical Development Plan: Mechanistic and Anti-PD1 Combo Trial Biomarker driven development in advanced pancreatic cancer, potential breakthrough designation Global* Pivotal Study YES Activity Stop NO 3 Weeks of BXCL701 Treatment Before Surgery Pre and Post Tissue Available (N=15) Neoadjuvant Proof of Mechanism Trial Efficacy Trial in Metastatic Patients after First-line Treatment Combo with Keytruda Pre and Post Biopsy (N=30) Simon 2-stage: 15+15 Primary Endpoint: ORR Single agent: > 20% Secondary Endpoint: DoR, PFS, OS Exploratory Endpoint: Effect on immune cells (MDSC, T-cells, neutrophils) Demonstration of immune cell infiltration/activation to validate MOA Louis M. Weiner Director 21

Large Market Opportunity

Limited competition

BXCL701 Combination Therapy

tNEPC	Pancreatic Cancer
US Prostate Cancer Patient Population ~3mm	2017 Pancreatic Cancer Patients ~53,000
Patients Eligible for Treatment with ADT ~180k	50% Patients Eligible for 2L
30% progress to tNEPC: 30k	***Patients Eligible for BXCL701: 20k***
Zytiga and Xtandi Sales *~$4.5 billion*	*Abraxane Sales* *~$1 billion*

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Proprietary & Confidential

Offers Pipeline-in-a-Product Platform Rationale Impact B X CL701 MoA complementary to IO checkpoints by stimulation of innate and acquired immune system Stimulation of chemotaxix, cytoxicity and formation of memory T-cells Strong and tolerable adjuvant activity Clinically demonstrated stimulation of effector cells, natural killer cells Increases efficacy in patients with “cold” tumors Expansion from blood tumors to solid tumors and duration of responses Optimization of cancer vaccine efficacy Increased efficacy, expansion to patients with low target expression Checkpoint Inhibitors Cellular Therapies Therapeutic Vaccines ADCC-Monoclonal Antibodies Broad potential across multiple IO modalities 23

Value Creation Opportunity

Key Milestones for Value Creation

Two mid-stage clinical trial candidates

Drug	Indication	1H'18	2H'18	1H'19	2H'19	2020 and Beyond	
BXCL501	Geriatric Dementia	IV Dex Study Ongoing	**IV Dex Data Readout** PK/PD PoC Trial Bio-Equivalence Film Study Initiation	Registration Trial		NDA	
	Schizophrenia / Bipolar Disease	IV Dex Study Planned	**IV Dex Data Readout** PK/PD PoC Trial Bio-Equivalence Film Study Initiation	Registration Trial			
BXCL701	Neuroendocrine Prostate Cancer (tNEPC)		Single Agent & Combo Trial Initiations	**Preliminary Readout**	**Final PoC Readout**	Registration Trial	NDA
	Pancreatic Cancer (PDA)		Neoadjuvant Proof of Mechanism Trial Initiation Combination Trial Initiation	**Mechanistic (MOA) Readout**	**Combination Readout**	Registration Trial	
Emerging Programs	Neuroscience and Immuno-oncology		Selection of Next Candidate(s)				

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Proprietary & Confidential

Optimally Positioned for Execution MARCH 2018 Completed Initial Public Offering, generating gross proceeds of $60 million Major shareholders include Fidelity (10.7%) and Artemis (7.7%) Total cash and cash equivalents of $55.5 million as of March 31, 2018 Funded to Reach Multiple Inflection Points Support from world-class investors 26

BioXcel Therapeutics Investment Highlights First-in-Class IO Platform with Broad Applicability Targeting Rare Cancers Approach Improves Development Efficiency and Probability of Success BXCL501 Data Readouts; Initiation of BXCL701 Clinical Studies; Selection of New Candidate(s) Proven Track Record of Drug Development EFFICIENT DEVELOPMENT PATH First-in-Class Sublingual Thin Film for Acute Treatment of Agitation AI-Based Drug Development BXCL501 World Class Leadership Multiple Near-term Catalysts BXCL701 27 BTAI IPO 3/8/2018 Nasdaq Listed Leveraging the power of artificial intelligence to create the next wave of medicines in neuroscience and immuno-oncology

Dr. Vimal Mehta, CEO BioXcel Therapeutics, Branford, CT 06405 USA vmehta@bioxceltherapeutics.com